SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2009 (December 21, 2009)

BIOMIMETIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of principal executive offices)

(615) 844-1280

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On December 21, 2009, BioMimetic Therapeutics, Inc. (the “Company”) reached a settlement of its pending claims concerning certain securities that it purchased in 2007-2008.  The terms of the settlement are confidential at this time.  The Company has sold all of its remaining ARS investments and repaid the remaining balance on its outstanding Time Promissory Note (the “Note”) in full.  In addition, the holder of the Note has agreed to release the Company from, and terminate, its security and pledge agreement and securities account control agreement, and has agreed to terminate any related UCC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                         BIOMIMETIC THERAPEUTICS, INC.

                                                                         By:                /s/ Steven N. Hirsch

                                                                         Name:  Steven N. Hirsch

                                                                         Title:    Chief Operating Officer

Date:   December 23, 2009